SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: May 28, 2003
                        (Date of earliest event reported)



                                DCAP GROUP, INC.
                                ----------------
               (Exact name of Registrant as specified in charter)



         Delaware                    0-1665                  36-2476480
----------------------------   -------------------   ---------------------------
(State or other jurisdiction (Commission File No.) (IRS Employer Identification incorporation) Number)


                     1158 Broadway, Hewlett, New York 11557
                     --------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (516) 374-7600
                                                           --------------

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Businesses Acquired.
          -------------------------------------------

          (i)  Balance Sheet of AIA  Acquisition  Corp.  ("AIA") at December 31,
               2002.

          (ii) Statement of Operations and Retained Earnings of AIA for the year ended December 31, 2002.

          (iii)Statement of Cash Flows of AIA for the year ended December 31, 2002.

          (iv) Balance Sheet of AIA at March 31, 2003.

          (v) Statements of Operations and Retained Earnings of AIA for the three months ended March 31, 2003 and 2002.

          (vi) Statements of Cash Flows of AIA for the three months ended March 31, 2003 and 2002.

     (b)  Pro Forma Financial Information.
          -------------------------------

          (i) Pro Forma Condensed Consolidated Balance Sheet of the Registrant as of March 31, 2003.

          (ii) Pro Forma Condensed Consolidated Statement of Operations of the Registrant for the three months ended March 31, 2003.

          (iii)Pro Forma Condensed Consolidated Statement of Operations of the Registrant for the fiscal year ended December 31, 2002.

     (c)  Exhibits.
          --------

Exhibit No.    Description
-----------    -----------

      2.1 Asset Purchase Agreement dated May 28, 2003 by and among AIA-DCAP Corp., DCAP Group, Inc. and AIA Acquisition Corp.1

      4.1      Certificate of Designations of Series A Preferred Stock.1

     99.1 Financing and Security Agreement dated July 10, 2003 by and between

-----------------
1 Previously filed.

               Manufacturers and Traders Trust Company and Payments Inc.

     99.2 Grid Note dated July 10, 2003 in the principal amount of $18,000,000 issued by Payments Inc. to Manufacturers and Traders Trust Company.

     99.3 Security Agreement dated July 10, 2003 by DCAP Group, Inc, DCAP Management Corp., AIA-DCAP Corp., Aard-Vark Agency, Ltd., Barry Scott Agency, Inc., Barry Scott Companies, Inc., Barry Scott Acquisition Corp., Baron Cycle, Inc., Blast Acquisition Corp., Dealers Choice Automotive Planning, Inc., IAH, Inc. and Intandem Corp. for the benefit of Manufacturers and Traders Trust Company.

     99.4 Pledge, Assignment and Security Agreement dated July 10, 2003 by DCAP Group, Inc. for the benefit of Manufacturers and Traders Trust Company.

     99.5 Pledge, Assignment and Security Agreement dated July 10, 2003 by Blast Acquisition Corp. for the benefit of Manufacturers and Traders Trust Company.

     99.6 Unit Purchase Agreement dated as of July 2, 2003 by and among DCAP Group, Inc. and the purchasers named therein.

     99.7 Security Agreement dated as of July 10, 2003 by and among Payments Inc. and the secured parties named therein.

     99.8 Pledge Agreement dated as of July 10, 2003 by and among DCAP Group, Inc. and the pledgees named therein.

     99.9 Form of Secured Subordinated Promissory Note dated July 10, 2003 issued by DCAP Group, Inc. with respect to aggregate principal indebtedness of $3,500,000.

     99.10 Form of Warrant dated July 10, 2003 for the purchase of an aggregate of 525,000 shares of common stock of DCAP Group, Inc.

     99.11 Registration Rights Agreement dated July 10, 2003 by and among DCAP Group, Inc. and the purchasers named therein.

                              AIA ACQUISITION CORP.
                              Financial Statements
                                        &
                               Accountants' Report
                      For The Year Ended December 31, 2002

                              AIA ACQUISITION CORP.
                          Audited Financial Statements
                      For the Year Ended December 31, 2002

                                TABLE OF CONTENTS
                                -----------------




                                                                  Page
                                                                  ----

Independent Auditors' Report                                        1
Balance Sheet                                                       2
Statement of Operations                                             3
Statement of Cash Flows                                             4
Notes to Financial Statements                                       5

Board of Directors
AIA Acquisition Corp.
Philadelphia, PA


                          Independent Auditors' Report
                          ----------------------------


We have audited the accompanying Balance Sheet of AIA Acquisition Corp., Inc., as of December 31, 2002 and the related statements of operations and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes an assessment of the accounting principles used and significant estimates made by management, as well as an evaluation of the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AIA Acquisition Corp., as of December 31, 2002, the results of its operations and cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.






March 27, 2003                                           A.W. Guthman & Company

                              AIA ACQUISITION CORP.
                                  Balance Sheet
                             As of December 31, 2002

                                                                                          2002
                                                                                  --------------------
ASSETS
  CURRENT
    Cash                                                                                     $ 35,594
    Accounts Receivable                                                                        87,276
    Commissions Receivable (Note 2)                                                           122,040
    Other Current Assets                                                                       26,568
                                                                                  --------------------
          TOTAL CURRENT ASSETS                                                                271,478

  NON-CURRENT
    Rental Security Deposits                                                                    7,800
    Deferred Charges                                                                           15,679
    Fixed Assets, Less Accumulated Depreciation (Note 2)                                      264,052
    Goodwill (Note 2)                                                                         528,695
                                                                                  --------------------
          TOTAL NON-CURRENT ASSETS                                                            816,226
                                                                                  --------------------

          TOTAL ASSETS                                                                    $ 1,087,704
                                                                                  ====================

LIABILITIES AND SHAREHOLDERS EQUITY
  CURRENT LIABILITIES
    Accounts Payable                                                                         $ 96,671
    Advances from Officers (Note 3)                                                            80,000
    Mortgage Note Payable - current portion (Note 3)                                              933
    Auto Loan Payable - current portion (Note 3)                                                2,834
                                                                                  --------------------
          TOTAL CURRENT LIABILITIES                                                           180,438

  LONG-TERM LIABILITIES
    Mortgage Note Payable - less current portion (Note 3)                                      29,527
    Auto Loan Payable - less current portion (Note 3)                                          11,616
    Notes Payable - Shareholders (Note 3)                                                     275,000
                                                                                  --------------------
          TOTAL LONG-TERM LIABILITIES                                                         316,143

  SHAREHOLDERS EQUITY
    Capital Stock                                                                             346,400
    Additional Paid-in Capital                                                              1,025,000
    Retained Earnings                                                                        (780,277)
                                                                                  --------------------
          TOTAL SHAREHOLDERS EQUITY                                                           591,123
                                                                                  --------------------

          TOTAL LIABILITIES AND
          SHAREHOLDERS EQUITY                                                             $ 1,087,704
                                                                                  ====================

See accompanying notes to financial statements.

                              AIA ACQUISITION CORP.
                  Statement of Operations and Retained Earnings
                      For the Year Ended December 31, 2002

                                                                                               2002
                                                                                   -----------------
INCOME
  Commissions (Note 2)                                                                  $ 1,105,176
  Fees and Services                                                                         107,213
  Miscellaneous                                                                               8,448
                                                                                   -----------------
        TOTAL INCOME                                                                      1,220,837

EXPENSES
  Salaries and Fringe Benefits                                                              607,623
  Rent                                                                                       92,223
  Consulting Fees (Note 5)                                                                  131,955
  Legal and Professional Fees                                                                24,705
  Advertising                                                                               103,949
  Office Supplies                                                                            52,273
  Telephone and Utilities                                                                    63,852
  Information Processing                                                                     41,196
  Postage and Delivery                                                                       19,764
  Insurance                                                                                  40,941
  Equipment Rental                                                                           11,186
  Travel and Entertainment                                                                   14,121
  Repairs and Maintenance                                                                    15,326
  Depreciation and Amortization                                                              52,337
  Interest                                                                                   40,241
  Banking and Credit Card Fees                                                               14,397
  State and Local Taxes                                                                       4,079
                                                                                   -----------------
        TOTAL EXPENSES                                                                    1,330,168
                                                                                   -----------------

NET LOSS                                                                                   (109,331)

RETAINED EARNINGS - Beginning of Year                                                      (670,946)
                                                                                   -----------------

RETAINED EARNINGS - End of Year                                                            (780,277)
                                                                                   =================

See accompanying notes to financial statements.

                              AIA ACQUISITION CORP.
                             Statement of Cash Flows
                      For the Year Ended December 31, 2002


                                                                                                     2002
                                                                                             -----------------
OPERATING ACTIVITIES

  Net Loss                                                                                          $(109,331)

  Adjustments to reconcile Net Loss to
     Cash Used in Operating Activities:
        Depreciation                                                                                   44,938
        Amortization                                                                                    7,399
  Changes in Operating Assets and Liabilities:
        Increase in Accounts Receivable                                                               (39,434)
        Decrease in Commissions Receivable                                                                502
        Increase in Prepaid Expenses                                                                     (226)
        Increase in Employee Loans Receivable                                                          (1,100)
        Decrease in Accounts Payable                                                                  (31,032)
                                                                                             -----------------

               NET CASH USED IN OPERATING ACTIVITIES                                                 (128,284)

INVESTING ACTIVITIES

  Increase in Deferred Marketing & Development Costs                                                   (9,554)
  Increase in Rental Security Deposits                                                                 (2,381)
  Acquisition of Transportation Equipment                                                             (20,040)
  Acquisition of Computer & Office Equipment                                                          (11,265)
  Capitalized Building Improvements                                                                   (17,101)
                                                                                             -----------------

               NET CASH USED IN INVESTING ACTIVITIES                                                  (60,341)

FINANCING ACTIVITIES

  Proceeds from Officer Advances                                                                       80,000
  Reduction in Mortgage Note Payable                                                                   (1,777)
  Increase in Loans for Transportation Equipment                                                       11,969
                                                                                             -----------------

               NET CASH PROVIDED BY FINANCING ACTIVITIES                                               90,192
                                                                                             -----------------

NET DECREASE IN CASH                                                                                  (98,433)

CASH - Beginning of Year                                                                              134,027
                                                                                             -----------------

CASH - End of Year                                                                                   $ 35,594
                                                                                             =================


See accompanying notes to financial statements.

                              AIA ACQUISITION CORP.
                          Notes to Financial Statements
                      For the Year Ended December 31, 2002


NOTE 1 ORGANIZATION
-------------------

AIA Acquisition Corp., an insurance agency, is a closely-held corporation organized under the laws of the state of Pennsylvania. The Company, which maintains all of its sales offices in eastern Pennsylvania, derives substantially all of its income from commissions and service fees associated with the sale of auto, homeowners and commercial insurance.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
---------------------------------------------------

General
-------

Assets, liabilities, income and expenses are recorded using the accrual basis of accounting.

Use of Estimates
----------------

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Also affected are the reported amounts of revenue and expenses during the reporting period. Actual results may differ from these estimates.

Fixed Assets
------------

Fixed Assets are recorded at cost and depreciated over their estimated useful lives based on methods and rates also allowable for tax purposes. Such assets were comprised of the following as of December 31, 2002:

Fixed Asset Category                                     Amount
-----------------------------------------------    -------------------
Building & Building Improvements                            $ 161,785
Leasehold Improvements                                         22,176
Computers & Other Equipment                                   122,914
Furniture & Fixtures                                          107,694
Software                                                        7,860
Auto                                                           20,040
                                                   -------------------
     Total Gross Fixed Assets                                 442,469
Less Accumulated Depreciation                                (178,417)
                                                   -------------------
     Net Book Value                                         $ 264,052
                                                   ===================

                              AIA ACQUISITION CORP.
                          Notes to Financial Statements
                      For the Year Ended December 31, 2002


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont'd)
------------------------------------------------------------

Organization Costs
------------------

Organization costs which became fully expensed in 2002, were amortized over a sixty month period on a straight-line basis.

Goodwill
--------

Goodwill, recorded when the Company was acquired in 1997, represents the difference between the acquisition price and the fair value of the assets purchased.

Commission Income
-----------------

Commission income is recognized when policies become effective and substantially all required services have been performed. Commissions receivable at year end represent management's estimate of the uncollected commissions on policies written less estimated return commissions on canceled policies.

NOTE 3 - NOTES PAYABLE
----------------------

The Company's auto, purchased in 2002, was financed with a bank loan of $15,365 at 4.74% per annum and payable in sixty monthly installments of $288.12 commencing September, 2002 and the final payment due in August, 2007.

In 1997 the Company purchased a building for $40,000 and financed $34,000 of the purchase price with a mortgage note. The mortgage note, which is payable in monthly installments of $328.11, assumes an interest rate of 10% per annum. A final balloon payment of all outstanding principal and interest is due on October 1, 2004

From 1997 the Company's initial capitalization included loans from various shareholders and related parties totaling $275,000. In exchange for such loans, the lenders were issued promissory notes requiring quarterly interest payments at 12% per annum. In February 2003, such notes were retired and exchanged for new notes requiring quarterly payment of interest only through June 30, 2007, when principal and any unpaid interest are due in full.

In 2002, two of the Company's officers made advances totaling $80,000 and accruing interest at 9% per annum. In February, 2003, the advances were repaid.

                              AIA ACQUISITION CORP.
                          Notes to Financial Statements
                      For the Year Ended December 31, 2002

NOTE 4 - INCOME TAXES
---------------------

The Company, a Subchapter S corporation, is not subject to federal income taxes and none have been provided. Pennsylvania state and local income taxes have been estimated and provided for in the Statement of Operations.

NOTE 5 - RELATED PARTIES
------------------------

Consulting fees as reported in the Statement of Operations, were paid to a corporation wholly-owned by the Company's president for financial and managerial services rendered. The president is a relative of three of the Company's shareholders. See Note 3 for details on shareholder loans to the Company.


NOTE 6 - COMMITMENTS AND CONTINGENCIES
--------------------------------------

The Company's minimum lease commitment for rental of its administrative and sales offices is as follows:


                      Year           Amount
                      ----           -------

                      2003           $14,400
                      2004             3,600


NOTE 7 - SUBSEQUENT EVENTS
--------------------------

The Company has agreed to sell substantially all of its assets to DCAP Group, Inc. A publicly held corporation, DCAP Group owns, operates and/or franchises seventy-three "storefront" insurance agencies in New York and New Jersey. The sales price will be equal to 69% of the Company's commission income for the twelve month period ended December 31, 2002. Additional amounts are due based on the collection of accounts and commissions receivable and the value of prepaid assets and security deposits at closing. Furthermore, future cash amounts not to exceed $335,000 may be realized based on the operating performance of the acquired assets, computed and payable annually over a five year period.

                              AIA ACQUISITION CORP.
                              Financial Statements
                                       and
                               Accountants' Report
            For the Three Month Periods Ended March 31, 2003 and 2002

                              AIA ACQUISITION CORP.
                          Reviewed Financial Statements
            For the Three Month Periods Ended March 31, 2003 and 2002


                                TABLE OF CONTENTS
                                -----------------



                                                                Page
                                                                ----

Independent Auditors' Report                                      1

Balance Sheet                                                     2

Statements of Operations and
       Retained Earnings                                          3

Statements of Cash Flows                                          4

Notes to Financial Statements                                     5

Board of Directors
AIA Acquisition Corp.
Philadelphia, PA


                          Independent Auditors' Report
                          ----------------------------

We have reviewed the balance sheet of AIA Acquisition Corp., as of March 31, 2003 and the related statements of operations, retained earnings and cash flows for the three month periods ended March 31, 2003 and 2002. These financial statements are the responsibility of the Company's management.

We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the financial statements referred to above for them to be in conformity with accounting principles generally accepted in the United States of America.




June 27, 2003                                            A.W. Guthman & Company

                              AIA ACQUISITION CORP.
                                  Balance Sheet
                              As of March 31, 2003


ASSETS
  CURRENT
    Cash                                                                                     $ 14,537
    Accounts Receivable                                                                        40,460
    Commissions Receivable (Note 2)                                                           122,040
    Other Current Assets                                                                       27,391
                                                                                  --------------------
          TOTAL CURRENT ASSETS                                                                204,428

  NON-CURRENT
    Rental Security Deposits                                                                    7,800
    Deferred Charges                                                                           15,679
    Fixed Assets, Less Accumulated Depreciation (Note 2)                                      252,702
    Goodwill (Note 2)                                                                         528,695
                                                                                  --------------------
          TOTAL NON-CURRENT ASSETS                                                            804,876
                                                                                  --------------------

          TOTAL ASSETS                                                                    $ 1,009,304
                                                                                  ====================

LIABILITIES AND SHAREHOLDERS EQUITY
  CURRENT LIABILITIES
    Accounts Payable                                                                         $ 39,764
    Advances from Officers (Note 3)                                                            20,000
    Mortgage Note Payable - current portion (Note 3)                                              933
    Auto Loan Payable - current portion (Note 3)                                                2,834
                                                                                  --------------------
          TOTAL CURRENT LIABILITIES                                                            63,531

  LONG-TERM LIABILITIES
    Mortgage Note Payable - less current portion (Note 3)                                      29,302
    Auto Loan Payable - less current portion (Note 3)                                          10,920
    Notes Payable - Shareholders (Note 3)                                                     342,500
                                                                                  --------------------
          TOTAL LONG-TERM LIABILITIES                                                         382,722

  SHAREHOLDERS EQUITY
    Capital Stock                                                                             346,400
    Additional Paid-in Capital                                                              1,025,000
    Retained Earnings                                                                        (808,349)
                                                                                  --------------------
           TOTAL SHAREHOLDERS EQUITY                                                           563,051
                                                                                  --------------------

          TOTAL LIABILITIES AND
          SHAREHOLDERS EQUITY                                                             $ 1,009,304
                                                                                  ====================


See accompanying notes to financial statements.

                              AIA ACQUISITION CORP.
                 Statements of Operations and Retained Earnings
            For the Three Month Periods Ended March 31, 2003 and 2002


                                                                                      2003                   2002
                                                                            ------------------     ------------------
INCOME
  Commissions (Note 2)                                                              $ 276,465              $ 297,965
  Fees and Services                                                                    21,844                 29,338
                                                                                            -                  1,344
                                                                            ------------------     ------------------
        TOTAL INCOME                                                                  298,309                328,647

EXPENSES
  Salaries and Fringe Benefits                                                        164,736                163,877
  Rent                                                                                 20,923                 23,891
  Consulting Fees (Note 5)                                                             29,175                 32,940
  Legal and Professional Fees                                                           6,520                  5,922
  Advertising                                                                          24,707                 21,162
  Office Supplies                                                                      10,264                 16,132
  Telephone and Utilities                                                              16,599                 16,352
  Information Processing                                                               10,847                 12,631
  Postage and Delivery                                                                  5,053                  5,940
  Insurance                                                                             8,194                  8,219
  Equipment Rental                                                                      2,489                  2,503
  Travel and Entertainment                                                              1,966                  2,748
  Repairs and Maintenance                                                               1,760                      -
  Depreciation and Amortization                                                        11,351                 22,095
  Interest                                                                             10,347                  9,076
  Banking and Credit Card Fees                                                          1,450                  3,543
  State and Local Taxes                                                                     -                     79
                                                                            ------------------     ------------------
        TOTAL EXPENSES                                                                326,381                347,110
                                                                            ------------------     ------------------

NET LOSS                                                                              (28,072)               (18,463)

RETAINED EARNINGS - Beginning of Period                                              (780,277)              (670,946)
                                                                            ------------------     ------------------

RETAINED EARNINGS - End of Period                                                  $ (808,349)            $ (689,409)
                                                                            ==================     ==================



See accompanying notes to financial statements.

                              AIA ACQUISITION CORP.
                            Statements of Cash Flows
            For the Three Month Periods Ended March 31, 2003 and 2002


                                                                                                   2003                 2002
                                                                                             ------------          -------------
OPERATING ACTIVITIES

  Net Loss                                                                                    $ (28,072)           $ (18,463)
  Adjustments to reconcile Net Loss to
    Cash Used in Operating Activities:
        Depreciation and Amortization                                                            11,351               22,096
  Changes in Operating Assets and Liabilities:
        Decrease in Accounts Receivable                                                          46,816               29,471
        Increase in Prepaid Expenses                                                             (1,724)                 576
        Decrease in Employee Loans Receivable                                                       900                    -
        Decrease in Accounts Payable                                                            (56,907)              21,244
                                                                                       -----------------    -----------------
               NET CASH USED IN OPERATING ACTIVITIES                                            (27,636)              54,924

INVESTING ACTIVITIES

        Increase in Security Deposits                                                                 -            (1,492.00)
        Increase in Deferred Marketing and Development Costs                                          -            (9,554.00)
        Acquistion of Fixed Assets                                                                    -           (16,683.00)
                                                                                       -----------------    -----------------
               NET CASH USED BY INVESTING ACTIVITIES                                                  -           (27,729.00)

FINANCING ACTIVITIES

  Reduction in Officer Advances Payable                                                         (60,000)                   -
  Reduction in Mortgage Note Payable                                                               (225)                (203)
  Reduction in Loans for Transportation Equipment                                                  (696)                (909)
  Increase in Shareholder Loans Payable                                                          67,500              (59,725)
                                                                                       -----------------    -----------------
               NET CASH PROVIDED BY FINANCING ACTIVITIES                                          6,579              (60,837)
                                                                                       -----------------    -----------------

NET DECREASE IN CASH                                                                            (21,057)             (33,642)

CASH - Beginning of Period                                                                       35,594              134,027
                                                                                       -----------------    -----------------

CASH - End of Period                                                                           $ 14,537             $100,385
                                                                                       =================    =================



See accompanying notes to financial statements.

                              AIA ACQUISITION CORP.
                          Notes to Financial Statements
            For the Three Month Periods Ended March 31, 2003 and 2002


NOTE 1 - ORGANIZATION
---------------------

AIA Acquisition Corp., an insurance agency, is a closely-held corporation organized under the laws of the state of Pennsylvania. The Company, which maintains all of its sales offices in eastern Pennsylvania, derives substantially all of its income from commissions and service fees associated with the sale of auto, homeowners and commercial insurance.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
---------------------------------------------------

General
-------

Assets, liabilities, income and expenses are recorded using the accrual basis of accounting.

Use of Estimates
----------------

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Also affected are the reported amounts of revenue and expenses during the reporting periods. Actual results may differ from these estimates.

Fixed Assets
------------

Fixed Assets are recorded at cost and depreciated over their estimated useful lives based on methods and rates also allowable for tax purposes. Such assets were comprised of the following as of March 31, 2003:

     Fixed Asset Category                                      Amount
     ----------------------------------------     --------------------
        Building & Building Improvements                    $ 161,785
        Leasehold Improvements                                 22,176
        Computers & Other Equipment                           122,914
        Furniture & Fixtures                                  107,694
        Software                                                7,860
        Auto                                                   20,040
                                                   -------------------
                Total Gross Fixed Assets                      442,469
        Less Accumulated Depreciation                        (189,767)
                                                   -------------------
                Net Book Value                              $ 252,702
                                                   ===================

                              AIA ACQUISITION CORP.
                          Notes to Financial Statements
            For the Three Month Periods Ended March 31, 2003 and 2002


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont'd)
------------------------------------------------------------

Goodwill
--------

Goodwill, recorded when the Company was acquired in 1997, represents the difference between the acquisition price and the fair value of the assets purchased.

Commission Income
-----------------

Commission income is recognized when policies become effective and substantially all required services have been performed. Commissions receivable as of March 31, 2003 represent management's estimate of the uncollected commissions on policies written less estimated return commissions on canceled policies.

NOTE 3 - NOTES PAYABLE
----------------------

The Company's auto, purchased in 2002, was financed with a bank loan of $15,365 at 4.74% per annum and payable in sixty monthly installments of $288.12 commencing September, 2002 and the final payment due in August, 2007.

In 1997 the Company purchased a building for $40,000 and financed $34,000 of the purchase price with a mortgage note. The mortgage note, which is payable in monthly installments of $328.11, assumes an interest rate of 10% per annum. A final balloon payment of all outstanding principal and interest is due on October 1, 2004.

From 1997 the Company's initial capitalization included loans from various shareholders and related parties totaling $275,000. In exchange for such loans, the lenders were issued promissory notes requiring quarterly interest payments at 12% per annum. In February 2003, such notes were retired and exchanged for new notes totaling $342,500, requiring quarterly payment of interest only through June 30, 2007, when principal and any unpaid interest are due in full.

                              AIA ACQUISITION CORP.
                          Notes to Financial Statements
            For the Three Month Periods Ended March 31, 2003 and 2002

NOTE 4 - INCOME TAXES
---------------------

The Company, a Subchapter S corporation, is not subject to federal income taxes and none have been provided. Pennsylvania state and local income taxes have been estimated and provided for in the Statement of Operations.

NOTE 5 - RELATED PARTIES
------------------------

Consulting fees as reported in the Statement of Operations, were paid to a corporation wholly-owned by the Company's president for financial and managerial services rendered. The president is a relative of three of the Company's shareholders. See Note 3 for details on shareholder loans to the Company.

NOTE 6 - COMMITMENTS AND CONTINGENCIES
--------------------------------------

The Company's minimum lease commitment for rental of its administrative and sales offices is as follows:

                  Year                 Amount

                  2003                 $14,400
                  2004                   3,600

NOTE 7 - SUBSEQUENT EVENTS
--------------------------

The Company has agreed to sell substantially all of its assets to DCAP Group, Inc. A publicly held corporation, DCAP Group owns, operates and/or franchises seventy-three "storefront" insurance agencies in New York and New Jersey. The sales price will be equal to 69% of the Company's commission income for the twelve month period ended December 31, 2002. Additional amounts are due based on the collection of accounts and commissions receivable and the value of prepaid assets and security deposits at closing. Furthermore, future cash amounts not to exceed $335,000 may be realized based on the operating performance of the acquired assets, computed and payable annually over a five year period.

                         PRO FORMA FINANCIAL STATEMENTS


     The following unaudited pro forma condensed consolidated financial statements give effect to the acquisition (the "Acquisition") by DCAP Group, Inc. (the "Registrant") of the shares of AIA Acquisition Corp. ("AIA") accounted for as a purchase transaction. These pro forma financial statements are presented for illustrative purposes only, and therefore are not necessarily indicative of the operating results and financial position that might have been achieved had the Acquisition occurred as of an earlier date, nor are they necessarily indicative of the operating results and financial position which may occur in the future.

     A Pro Forma Condensed Consolidated Balance Sheet is provided as of March 31, 2003, giving effect to the Acquisition as though it had been consummated on that date. Pro Forma Condensed Consolidated Statements of Operations are provided for the three months ended March 31, 2003 and the year ended December 31, 2002, giving effect to the Acquisition as though it had occurred on January 1, 2002.

     The pro forma financial statements are based on preliminary estimates of values and transaction costs. The actual recording of the transactions will be based on final values and transaction costs. Accordingly, the actual recording of the transactions may differ from these pro forma financial statements.

     The pro forma condensed consolidated financial statements presented as of March 31, 2003 and for the three months then ended, and for the fiscal year ended December 31, 2002, are derived from the separate historical consolidated financial statements of the Registrant and AIA and should be read in conjunction with the audited and unaudited consolidated financial statements of the Registrant (included in its Annual Report on Form 10-KSB for the year ended December 31, 2002 and Quarterly Report on Form 10-QSB for the period ended March 31, 2003) and AIA (contained elsewhere herein.)

                        DCAP GROUP, INC. AND SUBSIDIARIES
                                       AND
                              AIA ACQUISITION CORP.

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                 MARCH 31, 2003
                                   (Unaudited)


                                                                 Historical                     Pro Forma
                                                         -------------------------     ---------------------------
                                                             DCAP         AIA
                                                            Group      Acquisition     Adjustments    Consolidated
                                                         -----------   -----------     ------------   ------------

                   ASSETS

Current assets:
  Cash and cash equivalents                              $1,206,394    $   14,537      $  (14,537)  2  $1,206,394
  Accounts receivable                                       763,475       162,500                         925,975
  Notes receivable                                           54,571                                        54,571
  Prepaid expenses and other assets                         146,312        27,391          (9,553)  2     139,150
                                                                                          (25,000)  3
                                                         -----------   -----------     --------------  -----------

          Total current assets                            2,170,752       204,428         (49,090)      2,326,090

PROPERTY AND EQUIPMENT, net                                 212,128       252,702        (166,636)  2     298,194

OTHER ASSETS:
  Goodwill                                                  569,382       528,695        (528,696)  2   1,118,178
                                                                                          510,797   1
                                                                                           38,000   3
  Other intangibles, net                                    268,513                       150,000   1     418,513
  Deposits and other assets                                  26,929        23,479         (15,679)  2      34,729
  Note receivable                                            55,309                                       55,309
                                                         -----------   -----------     ------------    -----------

          Total other assets                                920,133       552,174         154,422       1,626,729
                                                         -----------   -----------     ------------    -----------

                                                         $3,303,013    $1,009,304        ($61,304)     $4,251,013
                                                         ===========   ===========     ============    ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable and accrued expenses                  $  576,859    $   39,764        ($39,764)  2  $  589,859
                                                                                           13,000   3
  Current portion of long-term debt                          13,986         3,767          (3,767)  2      13,986
  Current portion of capital lease obligations               47,847                                        47,847
  Deferred revenue                                           66,417                                        66,417
  Debentures payable                                        154,200                                       154,200
  Note payable - shareholders                                              20,000         (20,000)  2           0
                                                         -----------   -----------     ------------    -----------

          Total current liabilities                         859,309        63,531         (50,531)        872,309

LONG TERM DEBT                                              691,662       382,722        (382,722)  2     691,662
CAPITAL LEASE OBLIGATIONS                                    31,013                                        31,013
DEFERRED REVENUE                                             24,591                                        24,591
MANDATORILY REDEEMABLE STOCK                                                              935,000   1     935,000

STOCKHOLDERS' EQUITY
  Common stock                                              160,680       346,400        (346,400)  2     160,680
  Capital in excess of par                               10,242,409     1,025,000      (1,025,000)  2  10,242,409
  Deficit                                                (7,777,996)     (808,349)      1,082,552   2  (7,777,996)
                                                                                         (274,203)  1
                                                         -----------   -----------     ------------    -----------
                                                          2,625,093       563,051        (563,051)      2,625,093
  Treasury stock                                           (928,655)                                     (928,655)
                                                         -----------   -----------     ------------    -----------
          Total stockholders' equity                      1,696,438       563,051        (563,051)      1,696,438

                                                         $3,303,013    $1,009,304        ($61,304)     $4,251,013
                                                         ===========   ===========     ============    ===========

 See accompanying notes to pro forma condensed consolidated financial statements

                        DCAP GROUP, INC. AND SUBSIDIARIES
                                       AND
                              AIA ACQUISITION CORP.

        NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                 MARCH 31, 2003


1. To record the estimated purchase price of $935,000 for the acquisition of AIA consisting of 935 shares of the Registrant's Series A preferred stock, par value .01 per share, valued at $935,000 and the elimination of the historical equity capitalization of AIA in accordance with the purchase method of accounting. The Series A Preferred Stock carries a 5% dividend, is convertible into Common Stock of the Registrant at a conversion price of $.50 per share and is redeemable on April 30, 2007 (or sooner under certain circumstances.)

     The goodwill and intangible assets acquired are valued at $548,796 and $150,000, respectively. Intangible assets represent customer lists obtained from AIA and will be amortized over an estimated useful life of four years. The amount of goodwill may be increased based upon additional amounts which may be payable if certain earning measures are attained. On an ongoing basis, the Registrant will evaluate the carrying value of goodwill versus the discounted cash benefit expected to be realized from the performance of the underlying operations and adjust for any impairment in value.

2.   Represents items not assumed by purchaser.


3. To record estimated transaction costs in connection with the acquisition of AIA.

                        DCAP GROUP, INC. AND SUBSIDIARIES
                                       AND
                              AIA ACQUISITION CORP.

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                        THREE MONTHS ENDED MARCH 31, 2003
                                   (Unaudited)


                                                                Historical                     Pro Forma
                                                         -------------------------    -----------------------------
                                                            DCAP           AIA
                                                            Group      Acquisition     Adjustments     Consolidated
                                                         -----------   -----------    ------------     ------------


Revenues:
  Commissions and fees                                    $1,461,415     $298,309         ($6,123)  1    $1,753,601
  Premium finance revenue                                    347,477                                        347,477
                                                         ------------  ------------    -----------      -----------
          Total revenues                                   1,808,892      298,309          (6,123)        2,101,078

Operating expenses:
  General and administrative                               1,407,299      304,683         (14,683)  1     1,671,988
                                                                                            3,864   3
                                                                                          (29,175)  6
  Depreciation and amortization                               36,317       11,351          (1,782)  2        55,261
                                                                                            9,375   5
                                                         ------------  ------------     ----------      ------------
          Total operating expenses                         1,443,616      316,034         (32,401)        1,727,249
                                                         ------------  ------------     ----------      ------------

Operating income (loss)                                      365,276      (17,725)         26,278           373,829

Other (expense) income
  Interest income                                              1,348                                          1,348
  Interest expense                                           (17,260)     (10,347)            928   2       (17,260)
                                                                                            9,419   4
  Interest expense - mandatorily redeemable stock                                         (11,688)  7       (11,688)
  Gain on sale of stores                                      89,700                                         89,700
                                                         ------------  ------------     ----------      ------------
          Total other (expense) income                        73,788      (10,347)         (1,341)           62,100
                                                         ------------  ------------     ----------      ------------

Income (loss) before income taxes                            439,064      (28,072)         24,937           435,929

Provision for income taxes                                     4,855                            0   8         4,855
                                                         ------------  ------------     ----------      ------------

Income (loss) from continuing operations                     434,209      (28,072)         24,937           431,074

Discontinued operations:
  (Loss) from discontinued operations                        (46,096)                                       (46,096)
                                                         ------------  ------------     ----------      ------------

Net income (loss)                                           $388,113     ($28,072)        $24,937          $384,978
                                                         ============  ============     ==========      ============

Net income per share:
  Basic and diluted:
    Income from continuing operations                          $0.03                                        $0.03
    (Loss) from discontinued operations                        $0.00                                        $0.00
                                                         ------------                                 ------------

           Net income                                          $0.03                                        $0.03
                                                         ============                                 ============

Weighted average number of shares outstanding:
  Basic                                                   12,353,402                                   12,353,402
  Diluted                                                 12,923,929                                   12,923,929

 See accompanying notes to pro forma condensed consolidated financial statements


                        DCAP GROUP, INC. AND SUBSIDIARIES
                                       AND
                              AIA ACQUISITION CORP.

   NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                        THREE MONTHS ENDED MARCH 31, 2003


1.   To remove operations of excluded store (Elmwood).

2.   To remove expenses of building and auto not transferred.

3. To record rent payments to be made on building to be leased and lease payments on auto to be leased.

4.   To remove interest expense on liabilities not assumed.

5. To record amortization of intangible assets acquired in connection with the acquisition of AIA. The intangible assets are being amortized over a four year period.

6.   To remove consulting expenses which will not be payable in the future.

7. To record dividend on Series A Preferred Stock. The Series A Preferred Stock carries a 5% dividend, is convertible into Common Stock of the Registrant at a conversion price of $.50 per share and is redeemable on April 30, 2007 (or sooner under certain circumstances.)

8. No tax provision has been recorded on the Pro Forma adjustments based upon the utilization of net operating loss carryforwards of the Registrant.

                        DCAP GROUP, INC. AND SUBSIDIARIES
                                       AND
                              AIA ACQUISITION CORP.

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 2002
                                   (Unaudited)

                                                                 Historical                     Pro Forma
                                                         ------------------------     ----------------------------
                                                            DCAP          AIA
                                                            Group      Acquisition     Adjustments     Consolidated
                                                         ----------    -----------     -----------     ------------


Revenues:
  Commissions and fees                                   $2,473,921    $1,220,837        ($41,708)  1  $ 3,653,050
  Premium finance revenue                                 1,309,808                                      1,309,808
                                                         -----------   -----------     -----------     ------------
          Total revenues                                  3,783,729     1,220,837         (41,708)       4,962,858

Operating expenses:
  General and administrative                              2,875,063     1,233,511         (70,012)  1    3,922,064
                                                                                           15,457   3
                                                                                         (131,955)  6
  Depreciation and amortization                             135,882        52,337          (7,130)  2      218,589
                                                                                           37,500   5
                                                         -----------   -----------     -----------     ------------
          Total operating expenses                        3,010,945     1,285,848        (156,140)       4,140,653
                                                         -----------   -----------     -----------     ------------

Operating income                                            772,784       (65,011)        114,432          822,205

Other (expense) income
  Interest income                                             2,460                                          2,460
  Interest expense                                          (64,299)      (40,241)          3,416   2      (64,299)
                                                                                           36,825   4
  Interest expense - mandatorily redeemable stock                                         (46,750)  7      (46,750)
                                                         -----------   -----------     -----------     ------------
          Total other (expense) income                      (61,839)      (40,241)         (6,509)        (108,589)
                                                         -----------   -----------     -----------     ------------

Income (loss) before income taxes and minority interest     710,945      (105,252)        107,923          713,616

Provision for income taxes                                   10,534         4,079               0   8       14,613
                                                         -----------   -----------     -----------     ------------

Income (loss) before minority interest                      700,411      (109,331)        107,923          699,003

Minority interest                                             1,936                                          1,936
                                                         -----------   -----------     -----------     ------------

Income (loss) from continuing operations                    698,475      (109,331)        107,923          697,067

Discontinued operations:
  Income from discontinued operations                        34,612                                         34,612

  Gain on disposition of discontinued subsidiary            312,920                                        312,920
                                                         -----------   -----------     -----------     ------------

Net income (loss)                                        $1,046,007     ($109,331)       $107,923       $1,044,599
                                                         ===========   ===========     ===========     ============

Net income per share:
  Basic and diluted:
    Income from continuing operations                         $0.06                                          $0.06
    Income from discontinued operations                       $0.03                                          $0.03
                                                         -----------                                   ------------

           Net income                                         $0.09                                          $0.09
                                                         ===========                                   ============

Weighted average number of shares outstanding:
  Basic                                                  11,695,868                                     11,695,868
  Diluted                                                12,037,194                                     12,037,194

                           See accompanying notes to pro forma condensed consolidated financial statements

                        DCAP GROUP, INC. AND SUBSIDIARIES
                                       AND
                              AIA ACQUISITION CORP.

   NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 2002


1.   To remove operations of excluded store (Elmwood).

2.   To remove expenses of building and auto not transferred.

3. To record rent payments to be made on building to be leased and lease payments on auto to be leased.

4.   To remove interest expense on liabilities not assumed.

5. To record amortization of intangible assets acquired in connection with the acquisition of AIA. The intangible assets are being amortized over a four year period.

6. To remove consulting expenses which are duplicative and will not be payable in the future.

7. To record dividend on Series A Preferred Stock. The Series A Preferred Stock carries a 5% dividend, is convertible into Common Stock of the Registrant at a conversion price of $.50 per share and is redeemable on April 30, 2007 (or sooner under certain circumstances.)

8. No tax provision has been recorded on the Pro Forma adjustments based upon the utilization of net operating loss carryforwards of the Registrant.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              DCAP GROUP, INC.


Dated: July 25, 2003                          By: /s/ Barry Goldstein
                                                 -------------------------------
                                                 Barry Goldstein
                                                 Chief Executive Officer